UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

SLM Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 25, 2014.

SLM CORPORATION

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 30, 2014

Date: June 25, 2014

Time: 11:00 a.m., EDT

Location: Sallie Mae

300 Continental Drive

Newark, DE 19713

SallieMae

SLM CORPORATION

ATTN: CORPORATE SECRETARY

300 CONTINENTAL DRIVE

NEWARK, DE 19713

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M71914-P50370

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. NOTE: Cameras, transmission, broadcasting and other recording devices, including certain smart phones, will not be permitted in the meeting room. Attendees will be asked to pass through a security screening device or adhere to other security measures prior to entering the Annual Meeting. We regret any inconvenience this may cause you and we appreciate your cooperation.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. If you wish to exercise cumulative voting rights in the election of directors, you must vote in person or by mail.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors 2. Advisory approval of SLM Corporation’s executive compensation. Nominees: 3. Ratification of the appointment of KPMG LLP as SLM Corporation’s independent registered public accounting firm for 2014. 1a. Paul G. Child 4. Approval of an amendment to the Limited Liability Company Agreement of Navient, LLC to eliminate the provision requiring SLM Corporation stockholders to approve certain actions. 1b. Joseph A. DePaulo 1c. Carter Warren Franke 5. Approval of an amendment to the Restated Certificate of Incorporation of SLM Corporation, as amended, to eliminate cumulative voting. 1d. Earl A. Goode The Board of Directors makes NO RECOMMENDATION regarding the following proposal: 1e. Ronald F. Hunt 6. Stockholder proposal regarding proxy access. 1f. Marianne Keler The Board of Directors recommends you vote AGAINST the following proposal: 1g. Jed H. Pitcher 7. Stockholder proposal regarding disclosure of lobbying expenditures and contributions. 1h. Frank C. Puleo NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. 1i. Raymond J. Quinlan 1j. William N. Shiebler 1k. Robert S. Strong

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